Exhibit 10.74

CONFIDENTIAL TREATMENT REQUESTED	EXECUTION COPY

AMENDMENT NO. 1 TO PATENT AND TECHNOLOGY LICENSE AND PURCHASE

AGREEMENT

This Amendment No. 1 (this “Amendment”) is made as of April 7, 2011 by and between Hansen Medical, Inc., a company duly incorporated under the laws of the State of Delaware, having its registered office at 800 East Middlefield Road, Mountain View, CA 94043, USA (hereinafter referred to as “Hansen”), and Koninklijke Philips Electronics N.V., a company duly incorporated under the laws of The Netherlands, having its registered office in Eindhoven, The Netherlands and Philips Medical Systems Nederland B.V., a private company with limited liability and a Philips Healthcare company, having its registered office and its principal place of business at Veenpluis 4-6, 5684 PC, Best, The Netherlands (acting jointly and severally and hereinafter individually and collectively referred to as “Philips”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”).

WHEREAS, Parties entered into a Patent and Technology License Purchase Agreement on February 3, 2011 (the “Agreement”).

WHEREAS, Parties wish to amend the Agreement to correct a typographical error in clause (b) under Section 4.2 of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	SECTION 4.2.

Clause (b) of Section 4.2 of the Agreement is hereby amended in its entirety as follows:

“Philips hereby grants to Hansen (with respect to the foregoing license granted to Hansen) and to SPE (with respect to the foregoing license granted to SPE) the option (which must be exercised within [***] to convert the foregoing license granted to Hansen and SPE in clause (a) from a nonexclusive license to an exclusive license (except with respect to the SDOF Endoluminal Robotics Field, SDOF Orthopedics Robotics Field and SDOF Vascular Robotics Field, for which Philips acknowledges that the licenses granted to Philips in Section 2.1.1 of the SPE-Philips Agreement and Section 2.1.1 of this Agreement shall terminate), exercisable by written notice to Philips and payment of [***] by Hansen and [***] by SPE with respect to the Vascular Buy Back Field, [***] by Hansen and [***] by SPE with respect to the Endoluminal Buy Back Field or [***] by Hansen and [***] by SPE with respect to the Orthopedics Buy Back Field (“Buy Back Price”); and”

2.	GENERAL.

Except as expressly modified by this Amendment, all terms, conditions and provisions of the Agreement shall continue in full force and effect as set forth in the Agreement. Each Party agrees that the Agreement, as amended by this Amendment, constitutes the complete and exclusive statement of the agreement between the Parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. This Amendment shall not be modified or rescinded except in a writing signed by the Parties.

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

CONFIDENTIAL TREATMENT REQUESTED	EXECUTION COPY

AS WITNESS, the Parties have caused this Agreement to be signed on the date first written above.

FOR HANSEN:

Hansen Medical, Inc.

/s/ Bruce Barclay
(signature)
Name: Bruce Barclay
Title: President and CEO

FOR PHILIPS:

Koninklijke Philips Electronics N.V.

/s/ Ruud Peters
(signature)
Name: Ruud Peters
Title: Chief Intellectual Property Officer

Philips Medical Systems Nederland B.V.

/s/ T.G.W. Winkels
(signature)
Name: T.G.W. Winkels
Title: VP NBD Buixr